Exhibit 21.1

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANT

SUNGARD DATA SYSTEMS INC. (Delaware)
DATA TECHNOLOGY SERVICES INC. (Delaware)
SUNGARD INVESTMENT VENTURES LLC (Delaware)
AUTOMATED SECURITIES CLEARANCE LLC (Delaware)
ASC SOFTWARE INC. (Delaware)
AUTOMATED SECURITIES CLEARANCE (EUROPE) LIMITED (England/Wales)
SUNGARD GLOBAL EXECUTION SERVICES LLC (New York)
SUNGARD TRADING SYSTEMS VAR LLC (Delaware)
BANCWARE LLC (Delaware)
FDP LLC (Delaware)
FDP EUROPE LIMITED (Scotland)
FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED (South Africa)
FINANCIAL DATA PLANNING CORP. (Delaware)
MBM INC. (Delaware)
MICROHEDGE LLC (Delaware)
ONLINE SECURITIES PROCESSING INC. (Delaware)
ASSENT LLC (Delaware)
ASSENT SOFTWARE LLC (Delaware)
PLAID BROTHERS SOFTWARE, INC. (California)
PORTFOLIO VENTURES INC. (Delaware)
PRESCIENT MARKETS INC. (Delaware)
SIS EUROPE HOLDINGS INC. (Delaware)
SUNGARD FINANCE SAS (France)
SUNGARD FORBATEC GMBH (Germany)
SUNGARD INVESTMENT SYSTEMS S.A. (Switzerland)
SUNGARD SYSTEMS LUXEMBOURG S.A. (Luxembourg)
SUNGARD SIS LUXEMBOURG SARL (Luxembourg)
SUNGARD ASIA PACIFIC INC. (Delaware)
SUNGARD ASSET MANAGEMENT SYSTEMS LLC (Delaware)
WORLD SYSTEMS INC. (Delaware)
SUNGARD AVAILABILITY SERVICES (FRANCE) SA (France)
SUNGARD BI-TECH LLC (Delaware)
SUNGARD BSR INC. (Delaware)
SUNGARD BUSINESS SYSTEMS LLC (Delaware)
SUNGARD ADVISOR TECHNOLOGIES INC. (California)
SUNGARD WEALTH MANAGEMENT SERVICES, LLC (Delaware)
SUNGARD CANADA HOLDINGS INC. (Delaware)
SUNGARD CANADA NOVA SCOTIA CORPORATION (Nova Scotia)
2732-9994 QUEBEC INC. (Quebec)
SUNGARD EMS INC. (Canada)(1)
TRUERISK CORPORATION (Nova Scotia)
SUNGARD COLLEGIS INC. (Delaware)
SUNGARD COMPUTER SERVICES LLC (Delaware)
SUNGARD CONSULTING SERVICES INC. (Delaware)
SUNGARD CORBEL LLC (California)
SUNGARD CSA LLC (Delaware)
SUNGARD DIS INC. (Delaware)

SUNGARD DEALING SYSTEMS PTY LIMITED (Australia)
SUNGARD SYSTEMS (THAILAND) COMPANY LIMITED (Thailand)
SUNGARD ENERGY SYSTEMS INC. (Delaware)
SUNGARD KIODEX INC. (Delaware)
SUNGARD EPROCESS INTELLIGENCE INC. (Delaware)
SUNGARD ERISK INC. (Delaware)
SUNGARD EXPERT SOLUTIONS INC. (Utah)
SUNGARD FINANCIAL SYSTEMS LLC (Delaware)
SUNGARD INSURANCE SYSTEMS LLC (Delaware)
SUNGARD FINANCING LLC (Delaware)
SUNGARD FUNDING LLC (Delaware)
SUNGARD FUNDING II LLC (Delaware)
SUNGARD HTE INC. (Florida)
HTE-ALBERTA, LTD. (Alberta)
HTE-UCS, INC. (Florida)
SUNGARD INSTITUTIONAL BROKERAGE INC. (New York)
SUNGARD INTERNATIONAL HOLDINGS INC. (Delaware)
OSHAP TECHNOLOGIES LTD. (Israel)
DECALOG GENIE INFORMATIQUE S.A.S. (France)
CADEXTAN S.A. (France)
DECALOG (U.K.) LTD. (England/Wales)
SUNGARD (ISRAEL) LTD. (Israel) (2)
SUNGARD BUSINESS INTEGRATION AG (Switzerland)
SUNGARD BUSINESS INTEGRATION GMBH (Germany)
SUNGARD BUSINESS INTEGRATION (UK) LIMITED (England/Wales)
SUNGARD INVESTMENT PRODUCTS INC. (Delaware)
SUNGARD INVESTMENT SYSTEMS LLC (Delaware)
SUNGARD NETWORK SOLUTIONS INC. (Delaware)
SUNGARD PENTAMATION INC. (Pennsylvania)
SUNGARD REFERENCE DATA SOLUTIONS INC. (Delaware)
SUNGARD SAS CANADA HOLDINGS INC. (Delaware) (3)
SUNGARD AVAILABILITY SERVICES (CANADA) LTD. (Ontario)
SUNGARD SAS HOLDINGS INC. (Delaware)
SUNGARD AVAILABILITY SERVICES LTD. (Delaware)
GUARDIAN IT (England/Wales)
GUARDIAN DR (OVERSEAS HOLDINGS) LIMITED (England/Wales)
GUARDIAN FRANCE (France)
GUARDIAN IT AG (Switzerland)
GUARDIAN IT HOLDINGS (BELGIUM) (Belgium)
GUARDIAN IT FRANCE (France)
SUNGARD AVAILABILITY SERVICES (BELGIUM) (Belgium)
SUNGARD AVAILABILITY SERVICES (DEUTSCHLAND) GMBH (Germany)
SUNGARD AVAILABILITY SERVICES (LUXEMBOURG) SA (Luxembourg)
SUNGARD AVAILABILITY SERVICES (NORDIC) AB (Sweden)
IXSECURITY AB (Sweden)
KINGSWELL AB (Sweden)
SUNGARD AVAILABILITY SERVICES (DENMARK) A/S (Denmark)
SUNGARD AVAILABILITY SERVICES (NORWAY) AS (Norway)
IXGUARDIAN LIMITED (England/Wales)
SUNGARD AVAILABILITY SERVICES (DR) LIMITED (England/Wales)
SUNGARD AVAILABILITY SERVICES (SOUTH AFRICA) (PROPRIETARY) LIMITED (South Africa) (4)
TELEVAULT IT LIMITED (England/Wales)
SUNGARD AVAILABILITY SERVICES (UK) LIMITED (England/Wales)

SUNGARD SECURITIES FINANCE LLC (Delaware)
SUNGARD SECURITIES FINANCE INTERNATIONAL INC. (Delaware)
SUNGARD SECURITIES FINANCE CANADA CORP. (Nova Scotia)
SUNGARD SHAREHOLDER SYSTEMS LLC (Delaware)
SUNGARD SYSTEMS INTERNATIONAL INC. (Pennsylvania)
ALMAFINJAEGER AG (Switzerland)
DERIVATCH RISK SOLUTIONS, INC. (Delaware)
DERIVATECH UK LIMITED (England/Wales)
FRONT CAPITAL SYSTEMS HOLDING AB (Sweden)
FRONT CAPITAL SYSTEMS AB (Sweden)
FRONT CONSULTING AB (Sweden)
KRONOS SOFTWARE LIMITED (England/Wales)
SUNGARD AG (Switzerland)
SUNGARD DEUTSCHLAND GMBH (Germany)
SUNGARD FRANCE SARL (France)
SUNGARD IBERIA, S.L. (Spain)
SUNGARD ITALIA, S.R.L. (Italy)
SUNGARD SOFTWARE, INC. (Delaware)
SUNGARD SYSTEMS HONG KONG LIMITED (Hong Kong)
SUNGARD SYSTEMS JAPAN KK (Japan)
SUNGARD SYSTEMS KOREA LTD. (Korea)
SUNGARD SYSTEMS PHILIPPINES INC. (Philippines)
SUNGARD SYSTEMS PTY LIMITED (Australia)
SUNGARD SYSTEMS SINGAPORE PTE LIMITED (Singapore)
SUNGARD UK HOLDINGS LIMITED (England/Wales) (5)
FAME (UK) HOLDINGS LIMITED (England/Wales)
EX-FIS LIMITED (England/Wales)
SUNGARD DATA MANAGEMENT SOLUTIONS (UK) LIMITED (England/Wales)
MONIS MANAGEMENT LIMITED (England/Wales)
MONIS SOFTWARE INC. (New York)
MONIS SOFTWARE LIMITED (England/Wales)
REAL TIME FINANCIAL MANAGEMENT LTD. (England/Wales)
REECH CAPITAL LIMITED (England/Wales)
SUNGARD REECH (FRANCE) SAS (France)
SUNGARD ENERGY SOLUTIONS LIMITED (England/Wales)
SUNGARD HOLDINGS LIMITED (England/Wales)
SUNGARD CONSULTING SERVICES EUROPE LIMITED (England/Wales)
SUNGARD INVESTMENT SYSTEMS U.K. LIMITED (England/Wales)
SUNGARD SYSTEMS LTD. (England/Wales)
SUNGARD PENSIONS LIMITED (England/Wales)
SUNGARD TREASURY SYSTEMS UK LIMITED (England/Wales)
SUNGARD VIVISTA HOLDINGS LIMITED (England/Wales)
SUNGARD VIVISTA LIMITED (England/Wales)
SUNGARD INSURANCE SERVICES LIMITED (England/Wales)
SUNGARD SHERWOOD SYSTEMS LIMITED (England/Wales)
SHERWOOD US HOLDINGS LIMITED (England/Wales)
SUNGARD SHERWOOD SYSTEMS HOLDINGS (CANADA) INC. (Ontario)
SUNGARD SHERWOOD SYSTEMS (CANADA) INC. (Ontario)
SUNGARD SHERWOOD SYSTEMS HOLDINGS (US) INC.(Delaware)
SUNGARD SHERWOOD SYSTEMS (US) INC. (Delaware)
SUNGARD SHERWOOD SYSTEMS GROUP LIMITED (England/Wales)
SUNGARD SHERWOOD SYSTEMS (PROMARK) LIMITED (England/Wales)
SUNGARD SECURITIES FINANCE LIMITED (England/Wales)
SUNGARD TREASURY SYSTEMS EUROPE LIMITED (England/Wales)
SUNGARD TECHNOLOGY SERVICES LLC (Delaware)

INFLOW LLC (Delaware)
SUNGARD AVAILABILITY SERVICES LP (Pennsylvania) (6)
SRS DEVELOPMENT INC. (Delaware)
SUNGARD DEVELOPMENT CORPORATION (Delaware)
SUNGARD LATINOAMERICA, S.A. DE C.V. (Mexico)
SUNGARD TREASURY SYSTEMS INC. (California)
INTEGRITY TREASURY SOLUTIONS LIMITED (England/Wales)
INTEGRITY TREASURY SOLUTIONS INC. (Delaware)
INTEGRITY TREASURY SOLUTIONS CANADA INC. (Canada)
INTEGRITY TREASURY SOLUTIONS EUROPE LIMITED (England/Wales)
INTEGRITY TREASURY SOLUTIONS PTY LTD. (Australia)
SUNGARD SYSTEMS NZ LIMITED (New Zealand)
SUNGARD TRUST SYSTEMS LLC (Delaware)
SUNGARD WORKFLOW SOLUTIONS LLC (Delaware)
SYSTEMS & COMPUTER TECHNOLOGY CORPORATION (Delaware)
EXETER EDUCATION MANAGEMENT SYSTEMS, INC. (Massachusetts)
SUNGARD SOLUTIONS (INDIA) PRIVATE LIMITED (India)
SCT TECHNOLOGIES DE MEXICO S. DE R.L. DE C.V. (Mexico)
SUNGARD SCT INC. (Delaware)
SUNGARD SCT (UK) LIMITED (England/Wales)
SUNGARD SCT TECHNOLOGIES (CANADA) INC. (Ontario)
SYSTEMS COMPUTER TECHNOLOGY DE MEXICO S. DE R.L. DE C.V. (Mexico)
THE GETPAID LLC (Delaware)
GPI MARKETING AND SERVICES, LLC (Delaware)
TRUST TAX SERVICES OF AMERICA, INC. (Massachusetts)
WALL STREET CONCEPTS INC. (New York)

NOTES:

(1)	Jointly owned by 2732-994 Quebec Inc. and SunGard Canada Nova Scotia Corporation.

(2)	Jointly owned by TP Technologies S.A., Oshap Technologies Ltd. and Oshap Software Industries Ltd.

(3)	Jointly owned by SunGard Investment Ventures LLC and SunGard Availability Services LP.

(4)	Jointly owned by Guardian iT and Guardian dr (Overseas Holdings) Limited.

(5)	Jointly owned by SunGard Systems International Inc., SunGard Energy Systems Inc., SunGard Treasury Systems Inc., SunGard Securities Finance International Inc. and SunGard Reference Data Solutions Inc.

(6)	General partnership interest owned by SunGard Technology Services LLC and limited partnership interest owned by InFlow LLC.